EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 31, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates certain information contained in the Prospectus dated May 1, 2008 of the EQ Advisors Trust (“Trust”). You may obtain an additional copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in connection with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser for the EQ/Bond Index Portfolio (“Bond Index Portfolio”).

Effective on or about December 1, 2008, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, will replace Standish Mellon Asset Management Company LLC (“Standish”) as an Adviser to the Bond Index Portfolio with SSgA Funds Management, Inc. (“SSgA FM”).

As the Adviser to the Bond Index Portfolio, it is anticipated that SSgA FM will seek to achieve the Bond Index Portfolio’s investment objective of achieving (before expenses) the total return performance of the Lehman Brothers U.S. Aggregate Bond Index (“Lehman Aggregate Bond Index”), including reinvestment of coupon payments, at a risk level consistent with that of the Lehman Aggregate Bond Index. The Bond Index Portfolio generally will invest in a well-diversified portfolio that is representative of the domestic investment grade bond market, including U.S. Treasury, agency, credit, mortgage-backed securities, asset-backed securities and CMBS. Further, the Bond Index Portfolio will be managed at all times duration neutral to the Lehman Aggregate Bond Index and overall sector and quality weightings also are closely replicated to the Index, with individual security selection based upon criteria generated by SSgA FM’s credit and research group, security availability, and SSgA FM’s analysis of the impact on the portfolio’s weightings. Under normal circumstances, the Bond Index Portfolio intends to invest at least 90% of its assets, determined at time of purchase, in bond securities that are held in the Lehman Brothers Aggregate Bond Index.

While complete replication of the Lehman Aggregate Bond Index is not possible, SSgA FM will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Index. Individual securities holdings may differ from the Index, and the fund may not track the performance of the Index perfectly due to the expenses and the transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the Index are valued. SSgA FM may also purchase or sell futures contracts on fixed-income securities in lieu of investment directly in fixed-income securities themselves. SSgA FM may also purchase or sell futures contracts on the Lehman Aggregate Bond Index (or other fixed-income securities indices), if and when they become available.

SSgA FM, is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is a wholly owned subsidiary of State Street Corporation. As of June 30, 2008, SSgA FM had over $149 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. SSgA is the largest institutional fund management company in the world with $1.8 trillion in assets under management as of June 30, 2008. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

The Portfolio will be managed by SSgA’s Passive Fixed Income Team. Portfolio managers John Kirby and Mike Brunell will jointly and primarily have responsibility for the day-today management of the Bond Index Portfolio. Mr. Kirby is a Principal of SSgA FM and a Vice President of SSgA. Mr. Kirby is the head of the firm’s Fixed Income Index team and has managed the product since 1999 and portfolios within the group since 1997. In addition to portfolio management, Mr. Kirby’s responsibilities include risk management and product development. Mr. Brunell is a Principal of SSgA FM and SSgA. Mr. Brunell has been a member of the Fixed Income Index team since 2004. In his current role as part of the Beta solutions group, Mr. Brunell is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income exchange traded funds, which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing the US Bond Operations team, which he had been a member of since 1997.